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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12 (b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                 SCHEID VINEYARDS INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Delaware                                    77-0461833
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                   Identification Number)

      13470 Washington Boulevard
              Suite 300
      Marina del Rey, California                               90292
(Address of principal executive offices)                     (Zip Code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         Title of each class                     Name of each exchange on which
         to be so registered                     each class is to be registered

           Not Applicable                                Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                                 CLASS A COMMON STOCK
                                   (TITLE OF CLASS)

                   CLASS A COMMON STOCK, PAR VALUE $.001 PER SHARE


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form SB-2 (File No. 333-27871).

ITEM 2.  EXHIBITS.

EXHIBIT
NUMBER   DESCRIPTION

1. Specimen form of Class A Common Stock Certificate - incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form SB-2 (File No. 333-27871).

2. Specimen form of Class B Common Stock Certificate - incorporated herein by reference to Exhibit 4.3 to the Company's Registration Statement on Form SB-2 (File No. 333-27871).

3.       Certificate of Incorporation - incorporated herein by reference to
         Exhibit 3.1 to the Company's Registration Statement on Form SB-2 (File No. 333-27871).

4. Bylaws - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 (File No. 333-27871).


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                                      SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  SCHEID VINEYARDS INC.



                        Date:     July 21, 1997
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                          By:     /s/ Heidi M. Scheid
                                  ----------------------------------
                                  Heidi M. Scheid, Vice President Finance and
                                                   Chief Financial Officer